Other Non-Current Assets	12 Months Ended
Dec. 31, 2020
Other Non-Current Assets
Other Non-Current Assets

13. Other Non-Current Assets

	December 31,
	2020	2019

	(in US$’000)
Leasehold land (note)	13,121	1,110
Goodwill	3,307	3,112
Leasehold land deposit (note)	1,396	—
Long term prepayment	950	1,103
Other intangible asset	227	275
Deferred issuance cost	1,171	180
	20,172	5,780

Note: In December 2020, HMPL acquired a land use right in Shanghai for consideration of US$12.0 million. In addition, a leasehold land deposit amounting to US$2.3 million was required to be paid to the government which is refundable upon reaching specific milestones for the construction of a manufacturing plant on the land. US$0.9 million was included in other receivables, prepayments and deposits (Note 8) and US$1.4 million was included in other non-current assets based on the expected timing of the specific milestones.